This Instrument Was Prepared By,
and After Recording Return to:

KATTEN MUCHIN ROSENMAN LLP
525 West Monroe Street, Suite 1900
Chicago, Illinois 60661-3693
Attention: Ann Marie Sink, Esq.
(Space Above This Line For Recorder’s Use Only)

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated January 6, 2015 and effective as of January 1, 2015 (the “Effective Date”), is by and among Nevada Resort Properties Polo Towers Limited Partnership, a Nevada limited partnership (“Polo Towers”), and JHJM Nevada I, LLC, a Nevada limited liability company formerly known as Diamond Resorts, LLC (“JHJM”; and Polo Towers and JHJM being referred to herein, together, as the “SJC Entities”), and Diamond Resorts Corporation, a Maryland corporation (“DRC”).
RECITALS
A.     Certain of the SJC Entities have previously entered into that certain “Amended and Restated Grant of Reciprocal Easements and Declaration of Covenants, Conditions and Restrictions” dated as of June 19, 2002, executed by and among Grand Casinos Nevada I, Inc., a Minnesota corporation (“Grand”), Metroflag Polo, LLC, a Nevada limited liability company (“Metroflag Polo”), Metroflag BP, LLC, a Nevada limited liability company (“Metroflag BP”), Polo Towers, Polo Towers Master Owners Association, a Nevada corporation (“Association”), Diamond Resorts, LLC, a Nevada limited liability company formerly known as Three Sticks, LLC (“DR/LLC”), recorded August 27, 2002 in Book 20020827 as Instrument No. 02443 in the Recorder’s Office of Clark County, Nevada (“Official Records”), as modified by that certain “Amendment to Article 9 (Only) of Amended and Restated Grant of Reciprocal Easements and Declaration of Covenants, Conditions and Restrictions” dated as of March 25, 2003, executed by and among Metroflag Polo, Polo Towers and DR/LLC, recorded March 26, 2003 in Book 20030326 as Instrument No. 00730 of the Official Records, as further modified by that certain “Amendment to Article Four (Only) of Amended and Restated Grant of Reciprocal Easements and Declaration of Covenants, Conditions and Restrictions” dated as of June 26, 2003, executed by and among Grand, Metroflag Polo, Metroflag BP, Polo Towers, the Association and DR/LLC, recorded June 26, 2003 in Book 20030626 as Instrument No. 03913 of the Official Records, as further modified by that certain “Amendment to Article 10.02 (Only) of Amended and Restated Grant of Reciprocal Easements and Declaration of Covenants, Conditions and Restrictions” dated as of October 1, 2003, executed by and among DR/LLC, Polo Towers, the Association, and Hard Carbon, LLC, a Nevada limited liability company and successor in interest to Grand (“Carbon”), recorded October 21, 2003 in Book 20031021 as Instrument No. 00837 of the Official Records (as the same may be further amended from time to time, the “REA”).

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B.     The REA governs the rights, duties and obligations of the various property owners party thereto that own the “Shark Parcel”, the “Brooks Parcel” and the “Plaza Parcel” (each as defined in the REA and as more specifically described in Exhibits A, B and C, respectively, attached hereto and made a part hereof), including the SJC Entities having rights in and to the “Towers Parcel” (as more specifically described in Exhibit D attached hereto and made a part hereof (the “Towers Parcel”).
C.    On or prior to the date hereof, Stephen J. Cloobeck, individually, and certain of the SJC Entities and other entities controlled by Mr. Cloobeck intend to enter into a Master Agreement with DRC and other parties thereto (the “Master Agreement”) which, among other things, shall require Mr. Cloobeck to cause entities controlled by Mr. Cloobeck that are parties to the REA to assign all of their collective right, title and interest in and to the “Greeter Easement” (as defined in the REA and as more specifically described in Exhibit E attached hereto and made a part hereof) affecting the Plaza Parcel adjacent to the Towers Parcel, all as more specifically described in Article 8 of the REA (collectively, the “Article 8 Rights”), to DRC.
D.     The SJC Entities, on the one hand (collectively, the “Assignor”), have agreed to assign, and DRC, on the other hand (the “Assignee”), has agreed to assume, all of Assignor’s right, title and interest to and Assignor’s obligations under, the Article 8 Rights.
AGREEMENT
1.Incorporation of Recitals. The recitals set forth above are hereby incorporated herein by reference as if same were fully set forth herein.
2.Assignment and Assumption of Article 8 Rights. Assignor, for value received, the receipt and sufficiency of which are hereby acknowledged, hereby transfers, sells, assigns and quitclaims to Assignee, and Assignee hereby accepts and assumes, all of Assignor’s right, title and interest in and to, and all rights, powers, privileges, and obligations under, the Article 8 Rights accruing from and after the Effective Date.
3.Further Assurances. Assignor and Assignee agree that, from time to time, each of them will execute and deliver such further instruments of conveyance and transfer and take such other actions as may be reasonably necessary to carry out the purposes and intents of this Agreement and the transactions contemplated hereby, or to cause this Agreement to be recorded in recordable form in the applicable real property recording or filing offices. No delay in recording, nor any failure to record, this Agreement shall limit or affect the parties’ agreements herein.
4.Hold Harmless.
(a)    Assignee hereby agrees to save, defend and hold harmless Assignor from and against all loss, liability and expense, including reasonable attorneys’ fees of Assignor, by reason of, arising out of or in any way connected with the Article 8 Rights after the Effective Date.

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(b)    Assignor hereby agrees to save, defend and hold harmless Assignee from and against all loss, liability and expense, including reasonable attorneys’ fees of Assignee, by reason of, arising out of or in any way connected with the Article 8 Rights before and including the Effective Date.

5.Agreement Binding. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective successors and assigns.
6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.
7.Jurisdiction. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA AND THE UNITED STATES DISTRICT COURT LOCATED IN LAS VEGAS, NEVADA IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION MAY AND SHALL BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. THE PARTIES HERETO IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND ANY RIGHTS THEY MAY HAVE TO TRANSFER OR CHANGE VENUE OF SUCH ACTION OR PROCEEDING. THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT FINAL AND UNAPPEALABLE JUDGMENT AGAINST ANY OF THEM IN ANY ACTION OR PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.
8.Mutual Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

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9.Costs. All costs and expenses accrued in connection with the negotiation, execution, and delivery of this Agreement shall be borne by the respective parties hereto in accordance with the Master Agreement.
10.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be a fully binding and enforceable agreement against the party signing the counterpart, and all such counterparts together shall constitute but one agreement. This Agreement and any amendment hereto, to the extent signed and delivered by means of a facsimile machine or via electronic mail of a .pdf or .tif or similar file format, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each party shall re-execute original forms thereof and deliver them to all other parties. No party shall raise the use of a facsimile machine or electronic mail of a .pdf or .tif or similar file format to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or via electronic mail of a .pdf or .tif or similar file format, as a defense to the formation or enforceability of this Agreement, and each party hereto forever waives any such defense. Each of the parties hereto acknowledges receipt of a fully-executed copy of this Agreement.
[End of Page]
1.

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ASSIGNOR:

JHJM NEVADA I, LLC

By: /s/ Stephen J. Cloobeck
Name: Stephen J. Cloobeck
Title: Manager

NEVADA RESORT PROPERTIES POLO TOWERS LIMITED PARTNERSHIP

By: C&J Enterprises, LLC
Its: General Partner
By: /s/ Stephen J. Cloobeck Name: Stephen J. Cloobeck
Title: Managing Member

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ASSIGNEE:

DIAMOND RESORTS CORPORATION

By: Howard S. Lanznar
Name: Howard S. Lanznar
Title: Executive Vice President

EXHIBIT A

SHARK PARCEL LEGAL DESCRIPTION

ALL OF LOT 1 AND LOT 2 AS SHOWN BY MAP THEREOF ON FILE IN FILE 07, PAGE 87 OF PARCEL MAPS IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA.

CONTAINING 3.32 ACRES

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EXHIBIT B

BROOKS PARCEL LEGAL DESCRIPTION

PARCEL 1:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 21; THENCE SOUTH 89°07'15" EAST, A DISTANCE OF 80.01 FEET TO A POINT IN THE EAST LINE OF U.S. HIGHWAY NO. 91 (ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY MORRIS ROSE, ET AL, TO LAND'O'SUN LAND COMPANY BY DEED RECORDED AUGUST 12, 1954, AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE CONTINUING SOUTH 89°07'15" EAST ALONG THE NORTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 409.87 FEETTO A POINT; THENCE SOUTH 00°02’00” EAST A DISTANCE OF 158.92 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 00°02'00" EAST A DISTANCE OF 230.00 FEET TO A POINT IN THE SOUTH LINE OF SAID PARCEL CONVEYED BY DOCUMENT NO. 17629; THENCE NORTH 88°42'28" WEST ALONG SAID SOUTH LINE, A DISTANCE OF 410.00 FEET TO A POINT IN THE AFOREMENTIONED EAST LINE OF U.S. HIGHWAY NO. 91; THENCE NORTH 00°02'00" WEST ALONG SAID EAST LINE A DISTANCE OF 230.00 FEET TO A POINT IN A LINE THAT BEARS NORTH 88°42'28" WEST FROM THE TRUE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED LINE SOUTH 88°42'28" EAST PARALLEL WITH THE AFOREMENTIONED SOUTH LINE OF SAID CONVEYED PARCEL, A DISTANCE OF 410.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING FROM THE HEREINABOVE DESCRIBED PARCEL, THAT INTEREST IN AND TO THE WESTERLY TEN (10) FEET; AS CONVEYED TO THE STATE OF NEVADA, FOR HIGHWAY PURPOSES.

FURTHER EXCEPTING THEREFROM THAT PORTION OF SAID LAND LYING WITHIN PARCEL TWO (2) HEREIN BELOW DESCRIBED:

PARCEL 2:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW l/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

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COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 21; THENCE 89°07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT IN THE EAST LINE OF U.S. HIGHWAY NO. 91 (ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY MORRIS ROSE, ET AL, TO LAND'O'SUN LAND COMPANY BY DEED RECORDED AUGUST 12, 1954, AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE CONTINUING SOUTH 89°07'15" EAST ALONG THE NORTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 409.87 FEET TO A POINT; THENCE SOUTH 00°02'00" EAST A DISTANCE OF 158.92 FEET TO A POINT; THENCE NORTH 88°44'28" WEST PARALLEL WITH THE SOUTH LINE OF SAID PARCEL CONVEYED BY DOCUMENT NO. 17629, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 00°02'00" EAST A DISTANCE OF 115.00 TO A POINT; THENCE NORTH 88°42'28" WEST PARALLEL WITH THE AFOREMENTIONED SOUTH LINE OF SAID CONVEYED PARCEL, A DISTANCE OF 300.00 FEET TO A POINT IN THE AFOREMENTIONED EAST LINE OF U.S. HIGHWAY NO. 91; THENCE NORTH 00°02'00" WEST ALONG SAID EAST LINE A DISTANCE OF 115.00 FEET TO A POINT IN THE EAST LINE THAT BEARS NORTH 88°42'28" WEST FROM THE TRUE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED LINE SOUTH 88°42’28" EAST PARALLEL WITH THE AFOREMENTIONED SOUTH LINE OF SAID CONVEYED PARCEL, A DISTANCE OF 300.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THE HEREINABOVE DESCRIBED PARCEL, THE INTEREST IN AND TO THE WESTERLY TEN (10) FEET, AS CONVEYED TO THE STATE OF NEVADA FOR HIGHWAY PURPOSES.

PARCEL 3:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 21; THENCE SOUTH 89°07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT ON THE EAST LINE OF U.S. HIGHWAY 91 (ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF PARCEL CONVEYED BY MORRIS ROSE, ET AL, TO LAND'O'SUN LAND COMPANY BY DEED RECORDED AUGUST 12, 1954, AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE SOUTH 00°02'00" EAST ALONG THE EAST LINE OF SAID U.S. HIGHWAY NO. 91, A DISTANCE OF 271.38 FEET TO A POINT; THENCE SOUTH 88°42'28" EAST, PARALLEL WITH THE SOUTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 410.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 88°42'28" EAST A DISTANCE OF 400.00 FEET TO A POINT; THENCE SOUTH 00°02'00" EAST A DISTANCE OF 115.00 FEET TO SAID SOUTH LINE; THENCE NORTH 88°42'28" WEST ALONG SAID SOUTH LINE A DISTANCE OF 400.00 FEET TO A POINT;

THENCE NORTH 88°42'28" WEST A DISTANCE OF 115.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 4:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 2.1; THENCE SOUTH 89°07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT ON THE EAST LINE OF U.S. HIGHWAY 91 (ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF PARCEL CONVEYED BY MORRIS ROSE, ET AL, TO LAND'O'SUN LAND COMPANY BY DEED RECORDED AUGUST 12,1954, AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE CONTINUING SOUTH 89°07'15" EAST ALONG THE NORTH LINE OF THE ABOVE-DESCRIBED PARCEL A DISTANCE OF 409.87 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89°07'15" EAST ALONG SAID NORTH LINE A DISTANCE OF 399.86 (339.31 RECORD) FEET TO A POINT; THENCE SOUTH 00°02'00" EAST A DISTANCE OF 161.42 FEET TO A POINT; THENCE NORTH 88°42'28" WEST PARALLEL WITH THE SOUTH LINE OF SAID CONVEYED PARCEL A DISTANCE OF 400.00 FEET TO A POINT; THENCE NORTH 00°02'00" WEST A DISTANCE OF 158.92 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THE NORTH 40.00 FEET THEREOF FOR ROAD PURPOSES.

PARCEL 5:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 21; THENCE SOUTH 89°07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT ON THE EAST LINE OF U.S. HIGHWAY 91 (ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF PARCEL CONVEYED BY MORRIS ROSE, ET AL, TO LAND'O'SUN LAND COMPANY BY DEED RECORDED AUGUST 12, 1954, AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS; THENCE CONTINUING SOUTH 89°07'15" EAST ALONG THE NORTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 409.87 FEET TO A POINT; THENCE SOUTH 00°02'00" EAST A DISTANCE OF 158.92 FEET TO .THE TRUE POINT OF BEGINNING; THENCE SOUTH 88°42'28" EAST, PARALLEL WITH THE SOUTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 400.00 FEET TO A POINT; THENCE SOUTH 00°02'00" EAST A DISTANCE OF 115.00 FEET TO A POINT; THENCE NORTH 88°42'28" WEST, PARALLEL WITH SAID SOUTH LINE A DISTANCE OF 400.00 FEET TO A

POINT; THENCE NORTH 00°02'00" WEST, A DISTANCE OF 115.00 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT C

PLAZA PARCEL LEGAL DESCRIPTION

ALL OF LOT 1 AS SHOWN BY MAP THEREOF ON FILE IN FILE 69, PAGE 37 OF PARCEL MAPS IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA.

CONTAINING 2.36 ACRES

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EXHIBIT D

TOWERS PARCEL LEGAL DESCRIPTION

ALL OF LOT 2A OF “4TH AMENDED PLAT OF POLO TOWERS” AS SHOWN BY MAP THEREOF ON FILE IN BOOK 100, PAGE 35 OF PLATS IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA.

CONTAINING 2.59 ACRES.

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EXHIBIT E

GREETER EASEMENT LEGAL DESCRIPTION

BEING A PORTION OF LOT 1 AS SHOWN BY MAP THEREOF ON FILE IN FILE 69, PAGE 37 OF PARCEL MAPS IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 1; THENCE ALONG THE
WEST LINE THEREOF, NORTH 00°02'18" WEST, 30.01 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WEST LINE; NORTH 00°02'18" WEST, 12.00 FEET; THENCE SOUTH 88°44'04" EAST, 20.00 FEET; THENCE SOUTH 00°02'18" EAST, 12.00 FEET; THENCE NORTH 88°44'04" WEST, 20.00 FEET TO THE POINT OF BEGINNING.